UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2023

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	UCBI	Nasdaq Global Select Market
Depositary shares, each representing 1/1,000th interest in a share of Series I Non-Cumulative Preferred Stock	UCBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 31, 2023, the Talent and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of United Community Banks, Inc. (the “Company”) adopted the Company’s Executive Incentive Plan (the “Incentive Plan”). Under the Incentive Plan, designated employees of the Company, including employees holding the title of Executive Vice President or higher (which includes the Company’s named executive officers), will be eligible to receive cash incentive awards, generally based upon the attainment of pre-established performance measures with respect to a specified performance period (generally the Company’s fiscal year). Incentive award opportunities and performance measures for the applicable performance period will be established on the terms and conditions determined by the Committee and may be based on a percentage of the eligible employee’s base salary or a fixed dollar amount. The Committee may establish different levels of achievement for performance measures, including threshold, target and maximum, and may vary the amount of an incentive award to be earned based on the level of achievement. The Incentive Plan may be amended or terminated by the Committee or the Board of the Company.

The Incentive Plan is effective on October 31, 2023 and will apply with respect to the Company’s incentive awards payable in respect of the Company’s fiscal years commencing with the 2024 fiscal year. The Incentive Plan was adopted by the Committee in the ordinary course of reviewing compensation arrangements applicable to the Company’s executive officers and replaces the Company’s existing annual incentive plan, which was adopted by the Company effective as of January 1, 2007.

The foregoing summary description of the Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	United Community Banks, Inc. Executive Annual Incentive Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Melinda Davis Lux
	Name:	Melinda Davis Lux
	Title:	Executive Vice President, General Counsel, and Corporate Secretary

Date: October 31, 2023